UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2016

Cinemark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Suite 500, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2016, Cinemark USA, Inc., our wholly-owned subsidiary (the “Company”), and certain of our other subsidiaries (the “Guarantors”) entered into a Purchase Agreement (the “Purchase Agreement”) with Barclays Capital Inc., as representative of the several initial purchasers named therein, in connection with the issuance and sale by the Company of $225 million aggregate principal amount of its 4.875% Senior Notes due 2023 (the “Notes”) at the initial offering price of 99.0% of the principal amount plus accrued and unpaid interest from December 1, 2015. The Notes were offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act (the “Offering”). The Offering closed on March 21, 2016. The Notes were issued as additional notes under an existing indenture, dated as of May 24, 2013, by and among the Company, the Guarantors and Wells Fargo Bank, N.A., as trustee (the “Trustee”) (the “Original Indenture”) and the First Supplemental Indenture, dated as of March 21, 2016 (the “Supplemental Indenture” and together with the Original Indenture, the “Indenture”), by and among the Company, the Guarantors and the Trustee. On May 24, 2013, the Company previously issued $530 million aggregate principal amount of the Company’s 4.875% Senior Notes due 2023 (the “Existing 4.875% Notes”) under the Original Indenture. The Notes have identical terms, other than the issue date, the issue price and the first interest payment date, and constitute part of the same series as the Existing 4.875% Notes. The Notes will mature on June 1, 2023. Interest on the Notes accrues at a rate of 4.875% per annum and is payable semi-annually in arrears on June 1 and December 1 of each year. The first interest payment on the Notes will be June 1, 2016, and will include accrued interest from and including December 1, 2015.

The Company’s obligations under the Notes are fully and unconditionally guaranteed on a joint and several basis by the Guarantors and will be guaranteed by any Restricted Subsidiary (as defined in the Indenture) that guarantees, assumes or in any other manner becomes liable with respect to any indebtedness of the Company or any Guarantor. If the Company cannot make payments on the Notes when they are due, the Guarantors must make them instead. The Notes and the guarantees of the Notes are the senior unsecured obligations of the Company and the Guarantors and rank equally in right of payment with all of the existing and future senior debt of the Company and the Guarantors, including all borrowings under the Company’s senior secured credit facility, its Existing 4.875% Notes and its 5.125% Senior Notes due 2022, and senior in right of payment to all future subordinated debt of the Company and the Guarantors.

The Notes and the guarantees of the Notes are effectively subordinated to all of the existing and future secured debt of the Company and the Guarantors, including all borrowings under the Company’s senior secured credit facility, to the extent of the value of the collateral securing such debt. The Notes and the guarantees of the Notes are structurally subordinated to all existing and future debt and other liabilities of the Company’s subsidiaries that are not Guarantors.

The Company has the option to redeem all or a portion of the Notes at any time on or after June 1, 2018 at redemption prices specified in the Indenture, plus accrued and unpaid interest on the Notes to the date of redemption. Prior to June 1, 2018, the Company has the option to redeem all or any part of the Notes at 100% of the principal amount, plus a make-whole premium, plus accrued and unpaid interest on the Notes to the date of redemption. At any time prior to June 1, 2016, the Company may also redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture with the net proceeds of certain equity offerings at a redemption price equal to 104.875% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any.

Upon the occurrence of a Change of Control (as defined in the Indenture), the Company will be required to make an offer to each holder of Notes to repurchase all or any part of the Notes for a cash payment equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

The Company expects to use the net proceeds of the Offering to finance the redemption of its outstanding $200 million of 7.375% Senior Subordinated Notes due 2021 and for general corporate purposes.

In connection with the closing of the Offering, the Company and the Guarantors entered into an Exchange and Registration Rights Agreement, dated as of March 21, 2016 (the “Registration Rights Agreement”), with the initial purchasers of the Notes. Under the Registration Rights Agreement, the Company and the Guarantors have agreed to use their commercially reasonable best efforts to file a registration statement with the Securities and Exchange Commission (the “SEC”) within 30 days after March 21, 2016 with respect to an offer to exchange the Notes for substantially identical notes that are registered under the Securities Act. The Company and the Guarantors are required to use their commercially reasonable best efforts to cause the exchange offer registration statement to become effective at the earliest practicable time, but not later than 90 days after March 21, 2016 and to hold the exchange offer open for at least 20 business days. If the Company and the Guarantors fail to meet these or other certain obligations, they will be required to pay additional interest to the holders of the Notes. In addition, under certain circumstances, the Company will be required to file a registration statement for the resale of the Notes.

The foregoing descriptions of the Purchase Agreement, the Original Indenture, the Supplemental Indenture, and the Registration Rights Agreement are qualified in their entirety by reference to the full texts of such agreements, copies of which are attached as Exhibit 1.1 hereto, Exhibit 4.1 to Cinemark Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 29, 2013, and Exhibits 4.3 and 4.4 hereto, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Form 8-K concerning the Indenture, the Notes and the guarantees thereof is hereby incorporated into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
1.1	Purchase Agreement, dated as of March 16, 2016, among Cinemark USA, Inc., the Guarantors named therein and Barclays Capital Inc., as representative of the several initial purchasers.

4.1	Indenture, dated as of May 24, 2013, among Cinemark USA, Inc., the Guarantors named therein and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Cinemark Holdings, Inc.’s Current Report on Form 8-K, filed with the SEC on May 29, 2013 (File No. 001-33401)).

4.2	Form of 4.875% Senior Notes due 2023 of Cinemark USA, Inc. (contained in the Indenture listed as Exhibit 4.1 above)

4.3	First Supplemental Indenture, dated as of March 21, 2016, among Cinemark USA, Inc., the Guarantors named therein and Wells Fargo Bank, N.A., as trustee.

4.4	Exchange and Registration Rights Agreement, dated as of March 21, 2016, among Cinemark USA, Inc., the Guarantors named therein and Barclays Capital Inc., as representative of the several initial purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

By:	/s/ Michael D. Cavalier
Name:	Michael D. Cavalier
Title:	Executive Vice President - General Counsel

Date: March 21, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit Description
1.1	Purchase Agreement, dated as of March 16, 2016, among Cinemark USA, Inc., the Guarantors named therein and Barclays Capital Inc., as representative of the several initial purchasers.

4.1	Indenture, dated as of May 24, 2013, among Cinemark USA, Inc., the Guarantors named therein and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Cinemark Holdings, Inc.’s Current Report on Form 8-K, filed with the SEC on May 29, 2013 (File No. 001-33401)).

4.2	Form of 4.875% Senior Notes due 2023 of Cinemark USA, Inc. (contained in the Indenture listed as Exhibit 4.1 above)

4.3	First Supplemental Indenture, dated as of March 21, 2016, among Cinemark USA, Inc., the Guarantors named therein and Wells Fargo Bank, N.A., as trustee.

4.4	Exchange and Registration Rights Agreement, dated as of March 21, 2016, among Cinemark USA, Inc., the Guarantors named therein and Barclays Capital Inc., as representative of the several initial purchasers.